UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2015

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-193153	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 520
Denver, CO  80212
(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 10, 2015, CSA Holdings Inc.  (“we" "us" or "our") filed a Current Report on Form 8-K (the “Form 8-K”) related to a Merger and Share Exchange Agreement we entered into with CSA Acquisition Subsidiary, LLC (the "Acquisition Subsidiary") and CSA LLC ("CSA"). This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired.

The Audited Financial Statements of CSA, LLC as of December 31, 2014 and 2013 and the Unaudited Financial Statements for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.1 to this Amendment No. 1 of this current report and are incorporated herein by reference.

b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2015 for CSA Holdings, Inc. and for the six months ended June 30, 2015 for CSA to give effect to the acquisition of CSA, LLC are filed as Exhibit 99.2 to this Amendment No. 1 of this current report and are incorporated herein by reference.

Exhibit No.	Description of Exhibit

2.1
Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on March 26, 2015, and incorporated herein by reference).

2.2
Amendment dated June 30, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC. (filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 6, 2015, and incorporated herein by reference).

2.3
Second Amendment dated August 17, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC (filed as Exhibit 2.3 to the Company's Current Report on Form 8-K filed on September 10, 2015, and incorporated herein by reference).

3.1
Certificate of Designation of 5% Series A Convertible Preferred Stock (filed as Revised Exhibit B to the Amendment dated June 30, 2015 to Merger and Share Exchange Agreement dated March 25, 2015 by and among Asta Holdings, Corp., CSA Acquisition Subsidiary, LLC and CSA LLC. Filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 6, 2015, and incorporated herein by reference).

10.1	Form of Securities Purchase Agreement (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on September 10, 2015, and incorporated herein by reference).
10.2	Form of Debt Conversion Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on September 10, 2015, and incorporated herein by reference).
99.1*	Audited Financial Statements of CSA, LLC as of December 31, 2014 and 2013 and Unaudited Financial Statements of CSA, LLC for the six months ended June 30, 2015 and 2014 .
99.2*
The unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2015 for CSA Holdings, Inc. and for the six months ended June 30, 2015 for CSA.

* Filed herewith.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: November 18, 2015	By:	/s/ Daniel C. Williams
Daniel C. Williams
Chief Executive Officer

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